Exhibit 10.4

                            COMPANY VOTING AGREEMENT

                  AGREEMENT, dated as of June 9, 2002 (this "Agreement"), by and among, Island Holding Company, Inc. (the "Company"), the stockholders of the Company set forth on Annex A hereto (each a "Stockholder" and, collectively, the "Stockholders") and Instinet Group Incorporated ("Parent").

                  WHEREAS, simultaneously with the execution of this Agreement, Parent, Daiquiri Merger Corporation, a Delaware corporation ("Merger Sub"), and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement") providing, among other things, for the merger of Merger Sub with the Company (the "Merger");

                  WHEREAS, as of the date hereof, the Stockholders are the Beneficial Owners (as defined below) of, and have the sole right to vote and dispose of (i) 316,719.8 shares of Class L common stock, $0.001 par value per share, of the Company (the "Class L Common Stock") and (ii) 14,609,288.7 shares of Class A-1 common stock, $0.001 par value per share, of the Company (the "Class A-1 Common Stock", and together with the Class L Common Stock, the "Company Common Stock"), in the respective amounts set forth on Annex A (collectively, together with any additional Securities hereafter acquired by any of the Stockholders or their controlled Affiliates, the "Subject Shares"); and

                  WHEREAS, as a condition to Parent's entering into the Merger Agreement, Parent has required that the Stockholders agree, and the Stockholders have agreed, to enter into this Agreement.

                  NOW, THEREFORE, to induce Parent to enter into the Merger Agreement and in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                  1. Certain Definitions. Capitalized terms used but not defined in this Agreement are used in this Agreement with the meanings given to such terms in the Merger Agreement. In addition, for purposes of this Agreement:

                  "Affiliate" means, with respect to any specified Person, any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. For purposes of this Agreement, with respect to the Stockholders, "Affiliate" shall not include the Company and the Persons that directly, or indirectly through one or more intermediaries, are controlled by the Company.

                  "Ameritrade Merger Agreement" means the Amended and Restated Agreement and Plan of Merger, dated as of May 16, 2002, by and between Datek Online Holdings Corp. ("Datek"), Ameritrade Holding Corporation, Arrow Stock Holding Corporation, Arrow Merger Corp. and Dart Merger Corp, as in effect from time to time (provided that none of the provisions in such agreement relating to the Datek Distribution shall have been amended in any respect applicable to this Agreement without Parent's written consent).

                  "Beneficially Owned" or "Beneficial Ownership" with respect to any securities means having beneficial ownership of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act, disregarding the phrase "within 60 days" in paragraph (d)(1)(i) thereof), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by all Affiliates of such Person and all other Persons with whom such Person would constitute a "Group" within the meaning of Section 13(d) of the Exchange Act and the rules promulgated thereunder.

                  "Beneficial Owner" with respect to any securities means a Person that has Beneficial Ownership of such securities.

                  "DGCL" means the Delaware General Corporation Law, as amended from time to time.

                  "Person" means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.

                  "Transfer" means, with respect to a security, the sale, transfer, pledge, hypothecation, encumbrance, assignment or disposition of such security or the Beneficial Ownership thereof, whether directly or indirectly (pursuant to any transaction involving a security linked to such security, including any equity swap, put, put equivalent, collar, sale of exchangeable security or similar transaction, the creation of a derivative security or otherwise), the offer to make such a sale, transfer or other disposition, and each option, agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing. As a verb, "Transfer" shall have a correlative meaning.

                  2. Stockholder Vote. Each Stockholder, severally and not jointly, agrees that, unless this Agreement has been terminated in accordance with its terms, (a) at such time as the Company conducts a meeting of or otherwise seeks a vote or consent of its stockholders for the purpose of approving and adopting the Merger Agreement and the Merger and/or the Company Charter Amendment, it will vote or provide a consent with respect to and will cause its controlled Affiliates to vote or provide a consent with respect to, as the case may be, all Subject Shares then Beneficially Owned by such Stockholder or its controlled Affiliates in favor of the Merger Agreement and the Merger and/or the Company Charter Amendment (as applicable) and (b) it will (at any meeting of stockholders) vote its Subject Shares against, and it will not consent to, and will cause its controlled Affiliates to vote against and not to consent to, any Prohibited Transaction. Without limiting the foregoing, it is understood that the obligations under this Section 2 shall remain applicable in respect of each meeting of stockholders of the Company duly called (or solicitation of consents) for the purpose of approving the Merger Agreement and the Merger and/or the Company Charter Amendment and/or any Prohibited Transaction regardless of the position of the Company's board of directors as to the Merger or any such Prohibited Transaction at the time of such meeting or solicitation.

                  3. Grant of Irrevocable Proxy; Registration Rights; Merger Consideration. (a) Until this Agreement is terminated, each Stockholder hereby irrevocably appoints Parent, its officers, agents and nominees, with full power of substitution, as proxy for and attorney in fact of the Stockholder to act with respect to and vote the Subject Shares Beneficially Owned by the Stockholder for and in the name, place and stead of the Stockholder at any annual, special or other meeting of the holders of shares of Company capital stock and at any adjournment or postponement thereof or pursuant to any written consent in lieu of a meeting, to the fullest extent that the Subject Shares are entitled to be voted in accordance with Section 2; provided that Parent, its officers, agents or nominees may exercise this irrevocable proxy only if such Stockholder fails to comply with the terms of Section 2. Each Stockholder will cause its controlled Affiliates to grant such an irrevocable proxy with respect to each Subject Share now Beneficially Owned or hereafter acquired by such controlled Affiliates. In all other matters, the Subject Shares shall be voted by and in the manner determined by the Stockholder upon at least 3 business days' prior written notice to Parent. Each Stockholder hereby represents that he has not heretofore granted any irrevocable proxy with respect to the Subject Shares and hereby revokes any and all proxies which may heretofore have been granted by such Stockholder with respect to the Subject Shares (other than, subject to Section 17, proxies that may have been granted to another Stockholder or as set forth on Annex A).

                  (b) Each Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the Stockholder's execution and delivery of this Agreement. Each Stockholder hereby affirms that the irrevocable proxy set forth in this Section 3 is given in connection with and as an inducement for the execution by Parent of the Merger Agreement and to secure the performance of the duties of the Stockholder under this Agreement. Each Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may not be revoked. Each Stockholder hereby ratifies and confirms all that such proxy may lawfully do or cause to be done by virtue hereof in accordance with the provisions hereof. This proxy is executed and intended to be irrevocable in accordance with the provisions of the DGCL.

                  (c) Each Stockholder agrees to take all requisite action in its power so that as promptly as practicable after the date hereof, and in any event no later than the expiration of Parent's October 1, 2001 Registration Rights Agreement, a registration rights agreement will be entered into among Reuters Limited, Reuters C Corp. and Reuters Holdings Switzerland SA, Parent, the Stockholders and certain other Persons on the terms and conditions described in Exhibit J to the Merger Agreement and in the manner contemplated by Section
4.17 of the Merger Agreement.

                  (d) Each Stockholder hereby agrees that the example of the allocation of the Merger Consideration set forth in Exhibit 2.7(c)(i) to the Merger Agreement accurately reflects the method of allocating such Merger Consideration in accordance with the Company's Certificate of Incorporation.

                  4. Additional Covenants of the Stockholders. Each Stockholder hereby covenants and agrees with Parent that, until this Agreement terminates (other than as to clause (l), if such termination occurs due to the occurrence of the Effective Time, for a period of two years following the Effective Time):

                  (a) Except as contemplated by the terms of this Agreement, such Stockholder shall not, and shall cause its controlled Affiliates not to (i) without the prior written consent of Parent, Transfer or consent to Transfer (A) any or all of the Subject Shares or (B) other than as contemplated by the Ameritrade Merger Agreement, any or all of the shares of capital stock of Datek Beneficially Owned by such Stockholder that represent only the right to receive or acquire shares of Company Common Stock (including, without limitation, the Class X Common Stock, par value $0.001 per share, of Datek), unless (in the case of this clause (B)) the transferee agrees to be bound by this Agreement and the Stockholders Agreement, (ii) reduce such Stockholder's risk (economic or otherwise) relative to the shares of Parent Common Stock to be received in the Merger in respect of Subject Shares Beneficially owned by it (including pursuant to any transaction involving a security linked to Parent Common Stock, including any equity swap, put, put equivalent, collar, sale of exchangeable security or similar transaction, the creation of a derivative security or otherwise), (iii) grant any proxy or power-of-attorney with respect to any such Subject Shares other than pursuant to this Agreement (except as set forth on Annex A) or (iv) take any other action that would have the effect of preventing, impeding, interfering with or adversely affecting its ability to perform its obligations under this Agreement.

                  (b) In the event of a stock dividend or distribution, or any change in the capital stock of the Company by reason of any stock dividend or distribution, split-up, recapitalization, combination, exchange of shares or the like (excluding the Merger), the term "Subject Shares" shall be deemed to refer to and include the Subject Shares as well as all such stock dividends and distributions and any securities into which or for which any or all of the Subject Shares may be changed or exchanged or which are received in such transaction.

                  (c) In his, her or its capacity as a stockholder of the Company, such Stockholder shall not, nor shall such Stockholder permit any controlled Affiliate of such Stockholder to, nor shall such Stockholder act in concert with or permit any controlled Affiliate to act in concert with any Person to make, or in any manner participate in, directly or indirectly, a "solicitation" of "proxies" (as such terms are used in the rules of the Securities and Exchange Commission) or powers of attorney or similar rights to vote, or seek to advise or influence any Person with respect to the voting of any Securities in connection with any vote or other action on any matter in a manner inconsistent with recommending that stockholders of the Company vote (x) in favor of adoption of the Merger Agreement and approval of the Merger and the Company Charter Amendment and otherwise as expressly provided by this Agreement or (y) against a Prohibited Transaction.

                  (d) Such Stockholder shall not, nor shall such Stockholder permit any controlled Affiliate of such Stockholder to, nor shall such Stockholder act in concert with or permit any controlled Affiliate to act in concert with any Person to, deposit any Securities in a voting trust or subject any Securities to any arrangement or agreement with any Person with respect to the voting of such Securities, except as expressly provided by this Agreement (except as set forth on Annex A).

                  (e) Such Stockholder will take all action necessary to (i) permit (x) the shares of Company Common Stock Beneficially Owned by such Stockholder to be acquired in the Merger and (y) the voting of such shares in accordance with the terms of this Agreement and (ii) prevent creditors in respect of any pledge of such shares from exercising their rights under such pledge in a manner inconsistent with the terms of this Agreement.

                  (f) Such Stockholder shall not, and shall cause its controlled Affiliates and representatives not to, directly or indirectly, solicit, initiate, facilitate or encourage any inquiries or proposals from, discuss or negotiate with, or provide any non-public information to, any Person relating to any Prohibited Transaction.

                  (g) Unless required by applicable law, such Stockholder shall not, and shall cause its controlled Affiliates not to, make any press release, public announcement or other public communication with respect to the business or affairs of the Company or Parent, including this Agreement and the Merger Agreement and the transactions contemplated hereby and thereby, without the prior written consent of Parent.

                  (h) Such Stockholder will (i) use all reasonable efforts to cooperate with the Company, Parent and Merger Sub in connection with the transactions contemplated by the Merger Agreement, (ii) promptly take such actions as are necessary or appropriate to consummate such transactions, and
(iii) provide any information reasonably requested by the Company, Parent and Merger Sub for any regulatory application or filing (including any registration statement) made or approval sought for such transactions.

                  (i) Such Stockholder hereby irrevocably waives, and agrees not to exercise, its appraisal rights pursuant to Section 262 of the DGCL in respect of its Subject Shares in connection with the Merger Agreement and the transactions contemplated thereby.

                  (j) Other than the Company Charter Amendment, such Stockholder shall not consent to, and shall cause its controlled Affiliates not to consent to, any amendment to the certificate of incorporation of the Company or any other change in the share capital structure of the Company, including the filing of any certificate of designations relating to preferred stock.

                  (k) Such Stockholder shall take all requisite action in its power to prevent the conversion of the Class L Shares into Class A Shares.

                  (l) Such Stockholder, if a Bain Holder, a Silver Lake Holder or a TA Holder, shall not, and shall cause its controlled Affiliates not to, without the prior written consent of Parent, Transfer or consent to Transfer any or all of the shares of capital stock of Datek Beneficially Owned by such Stockholder that represent an indirect interest in capital stock of the Company or Parent (other than capital stock referred to in Section 4(a)(i)(B)) unless the transferee agrees to be bound by the Datek Stockholders Agreement to the same extent applicable to Datek with respect to any Company Common Stock received by such transferee (and successive transferees will also be required to agree to be bound) with respect to such shares of capital stock of Datek or any Parent Common Stock issuable in exchange therefor.

                  5. Representations and Warranties of the Stockholders. Each Stockholder hereby represents and warrants to Parent that:

                  (a) (i) The Subject Shares listed on Annex A opposite the Stockholder's name are the only shares of capital stock of the Company, securities convertible into capital stock of the Company, or other rights in respect of capital stock of the Company (collectively, "Securities") Beneficially Owned or owned of record by the Stockholder or its controlled Affiliates on the date hereof; (ii) such Stockholder has valid title to such Subject Shares, free and clear of all liens, claims, charges, options, proxies, security interests and encumbrances of any kind whatsoever (except as contemplated by this Agreement), and none of such Subject Shares is subject to any pledge or any voting trust or other agreement or arrangement (except as created by this Agreement, as set forth on Annex A or except, subject to Section 17, as may have the effect of conferring voting power on another Stockholder) with respect to the voting of such Subject Shares; and (iii) neither the Stockholder nor any of its controlled Affiliates presently owns any options to purchase or rights to subscribe for or otherwise acquire any other Securities except as set forth in Annex A.

                  (b) The Stockholder has full right, power and authority to execute and deliver this Agreement and to perform all of such Stockholder's obligations hereunder, and such execution, delivery and performance have been duly authorized by all requisite action of the Stockholder and no other proceedings or actions are necessary therefor.

                  (c) This Agreement has been duly and validly executed and delivered by the Stockholder and represents a valid and legally binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms.

                  (d) The execution, delivery and performance of this Agreement by the Stockholder will not constitute a violation of, conflict with, require any consent (not yet obtained) under or result in a default (whether with notice or lapse of time or both) under (i) any of its Constituent Documents or any contract, understanding or arrangement to which the Stockholder is a party or by which the Stockholder or the Subject Shares are bound, (ii) any judgment, injunction, decree or order applicable to the Stockholder, or (iii) any applicable law, statute, rule or regulation.

                  6. Representations, Warranties and Covenants of Parent. Parent hereby represents and warrants to the Stockholders that (i) Parent has full corporate right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder, (ii) such execution, delivery and performance have been duly authorized by all requisite corporate action by Parent, and no other corporate proceedings or actions are necessary therefor,
(iii) this Agreement has been duly and validly executed and delivered by Parent and represents a valid and legally binding obligation of Parent, enforceable against Parent in accordance with its terms, and (iv) the execution, delivery and performance of this Agreement by Parent will not constitute a violation of, conflict with, require any consent (not yet obtained) under or result in a default (whether with notice or lapse of time or both) under (A) any of its Constituent Documents or any contract, understanding or arrangement to which Parent is a party or by which it is bound, (B) any judgment, injunction, decree or order applicable to Parent, or (C) any applicable law statute, rule or regulation.

                  7. Termination. This Agreement, other than the obligations set forth in Section 9 and Section 4(l), shall terminate at the earlier of the Effective Time or immediately upon termination of the Merger Agreement pursuant to its terms.

                  8. Severability. Any term, provision, covenant or restriction contained in this Agreement held by a court or other Authority of competent jurisdiction to be invalid, void or unenforceable shall be ineffective to the extent of such invalidity, voidness or unenforceability, but neither the remaining terms, provisions, covenants or restrictions contained in this Agreement nor the validity or enforceability thereof in any other jurisdiction shall be affected or impaired thereby. Any term, provision, covenant or restriction contained in this Agreement that is so found to be so broad as to be unenforceable shall be interpreted to be as broad as is enforceable.

                  9. Expenses. Costs and expenses incurred in connection with the transactions contemplated hereunder shall be paid in accordance with Section
8.7 of the Merger Agreement. Each Stockholder hereby consents to the payment by the Company of certain expenses incurred by certain stockholders of the Company as provided in Section 8.7 of the Merger Agreement.

                  10. Entire Agreement. This Agreement (including the documents and the instruments referred to herein) constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, agreements or representations by or between the parties, written and oral, with respect to the subject matter hereof and thereof.

                  11. Successors; No Third Party Beneficiaries. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party (whether by operation of law or otherwise) without the prior written consent of the other parties. Nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

                  12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or dispatched by a nationally recognized overnight courier service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  (a)      if to Parent, to:

                  Instinet Group Incorporated
                  3 Times Square
                  New York, New York 10036
                  Fax:        (646) 223-9017
                  Attention:  Paul Merolla, Esq.

                  with a copy to:

                  Cleary, Gottlieb, Steen & Hamilton
                  One Liberty Plaza
                  New York, New York 10006
                  Fax:        (212) 225-3999
                  Telephone:  (212) 225-2000
                  Attention:  Yvette P. Teofan, Esq.

                  (b)      if to a Stockholder:

                  to its address set forth on Annex A

                  (c) if to the Company, to:

                  Island Holding Company, Inc.
                  50 Broad Street
                  New York, New York 10004
                  Facsimile: (212) 231-5945
                  Attention: Matt Andresen

                  and

                  Ropes & Gray
                  One International Place
                  Boston, MA 02110
                  Telephone:  (617) 951-7372
                  Facsimile:  (617) 951-7050
                  Attention:  Alfred O. Rose, Esq.

                  13. Counterparts. This Agreement may be executed in counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

                  14. Specific Performance. The parties hereto agree that if for any reason Parent or any Stockholder shall have failed to perform its respective obligations under this Agreement, then the party hereto seeking to enforce this Agreement against such non-performing party shall be entitled to specific performance and injunctive and other equitable relief, and the parties hereto further agree to waive any requirement for the securing or posting of any bond and the defense of adequacy of a remedy at law in connection with the obtaining of any such injunctive or other equitable relief. This provision is without prejudice to any other rights that any party hereto may have against any other party hereto for any failure to perform its obligations under this Agreement.

                  15. Governing Law. This Agreement shall be governed by the laws of the State of New York applicable to contracts made and to be performed entirely in such State, except to the extent that the Delaware General Corporation Law applies as a result of the Company being a Delaware corporation.

                  16. Waiver and Amendment. Any provision of this Agreement may be waived at any time by the party that is entitled to the benefits of such provision. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto,

                  17. Additional Subject Shares. Notwithstanding the provisions of Section 16, in the event that any Stockholder or any of its controlled Affiliates acquires, or acquires Beneficial Ownership over, any additional Securities (including as a result of a distribution or other Transfer by Datek as contemplated by the Ameritrade Merger Agreement), (i) such Stockholder shall promptly notify Parent in writing of such acquisition and (ii) such Securities shall, without further action of the parties, be subject to the provisions of this Agreement, and Annex A will be deemed amended accordingly. The parties agree that any Securities in respect of which a Stockholder is (or has been) granted a proxy by another Stockholder or Datek shall constitute Subject Shares of the Stockholder to whom such proxy is granted.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

                                       ISLAND HOLDING COMPANY, INC.


                                       By:
                                          --------------------------------------
                                           Name:
                                           Title:


                                       INSTINET GROUP INCORPORATED


                                       By:
                                          --------------------------------------
                                           Name: Mark Nienstedt
                                           Title: Chief Executive Officer

FINANZAS B.V. (as assignee of Europatweb N.V.)

By:
    -----------------------------------------
    Name:
    Title:

TA/ADVENT VIII, L.P.                           ADVENT ATLANTIC & PACIFIC III,
                                               L.P.

By: TA Associates VIII, LLC,                   By: TA Associates AAP III
    its General Partner                            Partners, L.P., its
                                                   General Partner

By: TA Associates, Inc., its Manager           By: TA Associates, Inc.,
                                                   its General Partner

By:                                            By:
    -----------------------------                  -----------------------------
    Name:                                          Name:
    Title:                                         Title:

TA ATLANTIC & PACIFIC IV, L.P.                 TA EXECUTIVES FUND, LLC

By: TA Associates AP IV Partners, L.P.,        By: TA Associates, Inc.,
    its General Partner                            its Manager
                                               By:
                                                   -----------------------------
By: TA Associates, Inc., its General Partner       Name:
                                                   Title:
By:
    -----------------------------
    Name:
    Title:

TA INVESTORS, LLC                              TA IX, L.P.

By: TA Associates, Inc., its Manager           By: TA Associates IX, LLC,
                                                   its General Partner
By:
   -----------------------------               By: TA Associates, Inc.,
         Name:                                     its Manager
         Title:

                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

1998 GPH FUND, LLC

By:
    -----------------------------
    Name:
    Title:


GPH DT PARTNERS

By:
    -----------------------------
    Name:
    Title:


2000 EXCHANGE PLACE FUND, LLC

By:
    -----------------------------
    Name:
    Title:

BAIN CAPITAL FUND VII, LLC
BAIN CAPITAL VII COINVESTMENT FUND, LLC

By: Bain Capital Partners VII, L.P.,
    their General Partner

    By:  Bain Capital Investors, LLC,
         its General Partner

         By:
             -----------------------------
             Name:
             Title:


BCI DATEK INVESTORS, LLC

By:
    -----------------------------
    Name:
    Title:

BCIP ASSOCIATES II
BCIP ASSOCIATES II-B
BCIP TRUST ASSOCIATES II
BCIP TRUST ASSOCIATES II-B

By: Bain Capital Investors, LLC,
    their Managing Partner

    By:
        -----------------------------
        Name:
        Title:

SILVER LAKE Partners, L.P.

By: Silver Lake Technology Associates, L.L.C.,
    its General Partner

    By:
        -----------------------------
        Name:
        Title:

SILVER LAKE INVESTORS, L.P.

By: Silver Lake Technology Associates, L.L.C.,
    its General Partner

     By:
         -----------------------------
         Name:
         Title:

SILVER LAKE TECHNOLOGY INVESTORS, L.L.C.

By: Silver Lake Technology Management, L.L.C.,
    its Managing Member

    By:
        -----------------------------
        Name:
        Title:

ADVENT GLOBAL GECC LIMITED PARTNERSHIP

By:      Advent Global Management Limited Partnership,
         its General Partner

         By:      Advent International Limited Partnership,
                  its General Partner

                  By:      Advent International Corporation,
                           its General Partner

                           By:      ____________________________
                                    Name:
                                    Title:


ADVENT PGGM GLOBAL LIMITED PARTNERSHIP
DIGITAL MEDIA & COMMUNICATIONS III LIMITED PARTNERSHIP
DIGITAL MEDIA & COMMUNICATIONS III-A LIMITED PARTNERSHIP
DIGITAL MEDIA & COMMUNICATIONS III-B LIMITED PARTNERSHIP
DIGITAL MEDIA & COMMUNICATIONS III-C LIMITED PARTNERSHIP
DIGITAL MEDIA & COMMUNICATIONS III-D C.V.
DIGITAL MEDIA & COMMUNICATIONS III-E C.V.
GLOBAL PRIVATE EQUITY III LIMITED PARTNERSHIP
GLOBAL PRIVATE EQUITY IV LIMITED PARTNERSHIP

By: Advent International Limited Partnership,
    its General Partner

    By:
        -----------------------------
        Name:
        Title:

        By:
            -----------------------------
            Name:
            Title:



ADVENT PARTNERS DMC III LIMITED PARTNERSHIP
ADVENT PARTNERS GPE III LIMITED PARTNERSHIP
ADVENT PARTNERS (NA) GPE III LIMITED PARTNERSHIP
ADVENT PARTNERS LIMITED PARTNERSHIP
ADVENT PARTNERS GPE IV LIMITED PARTNERSHIP
ADVENT PARTNERS (NA) GPE IV LIMITED PARTNERSHIP

By: Advent International Corporation,
    its General Partner

    By:
        -----------------------------
        Name:
        Title:

FIRST UNION CAPITAL PARTNERS, LLC

By:
    -----------------------------
    Name:
    Title:

GUAYACAN PRIVATE EQUITY FUND LIMITED PARTNERSHIP

By: Advent-Morro Equity Partners, Inc.,
    its General Partner

    By:
        -----------------------------
        Name:
        Title:

                                                                         Annex A

                                 [See attached]